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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated February 4, 1994, included in and incorporated by reference in Central Maine Power Company's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement.

                                              /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP



Boston, Massachusetts,
December 13, 1994